INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-46240, 33-47533, 33-80606 and 33-94706 of Tetra Tech, Inc. on Form S-8 and
No. 33-32766 of Tetra Tech, Inc. on Form S-3 of our report dated November 12, 1996, appearing in this Annual Report on Form 10-K/A (Amendment No. 3) for the year ended September 29, 1996.


DELOITTE & TOUCHE LLP


Los Angeles, California
September 4, 1997















                                   EXHIBIT 23